UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor
Vaughan
Ontario L4K 0E3
Canada
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable
(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Waste Connections, Inc. (the “Company”) held its 2020 annual and special meeting of shareholders on May 15, 2020 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the Company’s nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Ronald J. Mittelstaedt	208,434,846	12,518,668	7,122,363
Edward E. “Ned” Guillet	214,286,622	6,666,892	7,122,363
Michael W. Harlan	206,048,489	14,905,025	7,122,363
Larry S. Hughes	220,813,290	140,224	7,122,363
Worthing F. Jackman	218,665,041	2,288,473	7,122,363
Elise L. Jordan	220,639,784	313,730	7,122,363
Susan “Sue” Lee	218,879,180	2,074,334	7,122,363
William J. Razzouk	208,227,891	12,725,623	7,122,363

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting by the votes indicated below:

Total Votes For:	215,495,666
Total Votes Against:	5,375,787
Total Votes Withheld:	81,680
Total Broker Non-Votes:	7,122,744

The Shareholders appointed Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the Company’s 2021 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	227,932,400
Total Votes Withheld:	143,477
Total Broker Non-Votes:	0

The Shareholders approved the Waste Connections, Inc. 2020 Employee Share Purchase Plan by the votes indicated below:

Total Votes For:	220,777,436
Total Votes Against:	176,751
Total Broker Non-Votes:	7,121,690

Item 8.01 Other Events.

On May 15, 2020, the Company issued a press release announcing that the Shareholders had elected as the Company’s directors each of the nominees listed above under Item 5.07 at the Meeting. The press release announcing the election of the directors and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit.

99.1	Press Release, dated May 15, 2020, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 15, 2020	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Senior Vice President and Chief
Financial Officer